EXHIBIT 10.1
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                               BUSINESS CONSULTING
                                    AGREEMENT

THIS AGREEMENT (the "Agreement") is entered into as of May 24, 2007, by and between LANE CAPITAL Markets, LLC (the "Company"), and SPEECHSWITCH INC. (the "Client").

WHEREAS, the Company provides access to viable business partners with the intent to merge with the Client. WHEREAS, the Client has desires to utilize the services offered by the Company.


                                    AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual promises and covenants hereinafter set forth, the benefits to the parties to be derived there from and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

1. SERVICES The Client hereby retains the Company and the Company hereby agrees to provide the following services to the Client as an independent contractor for the term of the Agreement as defined, below:

Present possible business merger candidates for review by the Client's board of Directors.

2. TERM. This Agreement shall remain in full force and effect for One Hundred & Twenty (120) days, beginning upon receipt of the compensation listed in Section 3 herein.

3. COMPENSATION. On commencement of this Agreement, the Company shall receive 10,000,000 Class A common stock shares of the Client (the "Shares") which will be deemed earned at the signing of this Agreement. The Shares will not be registered under the Securities Act of 1933, as amended and will have the following legend affixed thereto:

         NO SALE, OFFER TO SELL, OR TRANSFER OF THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND IS IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

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4. EXPENSES. The Company agrees to pay all expenses related to the services described in Section 1.

5. TERMINATION. This Agreement may be terminated (a) by either party with 30 days prior written notice, or (b) should either party enter into, involuntary bankruptcy, or (c) should the Company knowingly or otherwise render some act or is involved in some event that has the effect of significantly diminishing the Client's reputation.

6. IN THE EVENT OF TERMINATION. The Company keeps any initial deposit and the Client is required to make any delinquent payments to the Company, unless the Company shall have breached this Agreement.

7. CONTENT. All corporate profiles, press releases, and other written announcements concerning the Client must be submitted and signed by an authorized officer of the Client prior to release by the Company. The Company will not write, edit, or make any modifications to the information provided by the Client.

8. SEVERABILITY. If any court of competent jurisdiction rules that any portion of this Agreement is invalid for any reason, the remaining portions of this Agreement shall nevertheless remain in full force and effect.

9. ATTORNEY'S FEES. If either party is required to hire an attorney to enforce any of the terms and conditions of this Agreement, the prevailing party shall be entitled to all reasonable attorney's fees and costs incurred by said party.

10. NOTICES. Any notice required or permitted under this Agreement shall be effective upon receipt when such notice is delivered through any reputable overnight courier service to the Company or the Client..

Notice to the Company shall be sent to:   Notice to the Client shall be sent to:

    Lane Capital Markets, LLC                 SpeechSwitch Inc.
    263 Queens Grant Road                     750 Rt. 34
    Fairfield, CT 06824-1929                  Matawan, NJ 07747
    United States                             United States
    ATTENTION:                                ATTENTION:
      JOHN D. LANE, CEO                         BRUCE KNEF, CEO

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In the event the address of the Client or the Company changes, the party whose address changed shall notify the other of such change in writing.

11. WAIVER OF BREACH. The waiver of either party of a breach of any provision of the Agreement shall not operate or be construed as a waiver of any subsequent breach by either party.

12. INDEMNIFICATION. The Company shall indemnify and hold harmless the Client and its officers, directors, employees, stockholders, affiliates, or agents (collectively, the "Client's Parties") from and against, for and in respect of, any and all any liabilities, obligations, damages, claims, expenses (including reasonable legal fees and disbursements), and costs (collectively, the "Client's Liabilities") incurred by them or any of them that arise out of or in connection with or that relate to the performance of the Company pursuant to this Agreement, except to the extent they arise from the negligence, willful or intentional misconduct, or bad faith of the Client's Parties.

     The Client shall indemnify and hold harmless the Company and its officers, directors, employees, stockholders, agents, and affiliates or agents (collectively, the "Company's Parties") from and against, for and in respect of, any and all any liabilities, obligations, damages, claims, expenses (including reasonable legal fees and disbursements), and costs (collectively, the "Company's Liabilities") incurred by them or any of them that arise out of or in connection with or that relate to the performance of the Client pursuant to this Agreement, except to the extent they arise from the negligence, willful or intentional misconduct, or bad faith of the Company's Parties.

IN WITNESS WHEREOF, the parties to this Agreement have caused the same to be executed, and agree thereby to the terms incorporated herein by specific reference, as to the date first shown above.


FOR AND ON BEHALF OF:                  FOR AND ON BEHALF OF:

LANE CAPITAL MARKETS, LLC              SPEECHSWITCH INC.



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John D. Lane                           Attn: Bruce Knef
Chief Executive Officer &              Title: Chief Executive Officer &
President                              President